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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report July 18, 2003
                                         -------------

                           FARMERS NATIONAL BANC CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           OHIO                          2-80339               34-1371693
(STATE OR OTHER JURISDICTION OF       (COMMISSION           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)        FILE NUMBER)        IDENTIFICATION NUMBER)



                              20 SOUTH BROAD STREET
                               CANFIELD, OH 44406
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                  (330)533-3341
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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Item 5. Other Events and Regulation FD Disclosure

     On July 18, 2003, Farmers National Banc Corp. issued the press release attached as Exhibit 99.1, reporting on its earnings for the quarter ended June 30, 2003.



Item 7. Financial Statements and Exhibits

     (c) Exhibits:

     Exhibit 99.1 July 18, 2003 Press Release



Item 12. Disclosure of Results of Operations and Financial Condition

     The registrant has elected to file this information under Item 5.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FARMERS NATIONAL BANC CORP.


Dated:   July 18, 2003              By: /s/  Frank L. Paden
        ---------------                 --------------------------------------
                                        Frank L. Paden, President and Secretary




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